
MOVING WATER. MOVING ENERGY.
MOVING FORWARD.

Q2 2026
Earnings Presentation

July 28, 2026

Franklin Electric

Safe Harbor Statement

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, changes in tariffs or the impact of any such changes on the Company's financial results, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2025, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

Q2 2026 Key messages

Franklin Electric



- **Strong Q2 results in all three segments.**
- **Organic sales growth across end markets.** Good pricing discipline and execution. Some mixed global performance.
- **Disciplined strategy execution** led by new products, disciplined execution, and continued channel expansion.
- **Healthy Q2 order trends and backlog.** Balancing price, productivity and tariffs to grow with our customers.
- **Healthy balance sheet** as we closed 3 deals in 1H and continued to return value to our shareholders.
- Several **Value Acceleration Office** delivering results with velocity.
- **Investor Day** – Mark your calendars March 23rd, Nasdaq

Q2 2026 Overview [1]

Franklin Electric

- **Financial Performance:**
  - **Sales of $622.9M**, up 6% YoY
  - **Gross Margin of 37.0%,** up 90bps
  - **SG&A of 21.2%,** up 20bps
  - **Adjusted Operating income of $98.5M**, up 12% YoY, with adjusted operating margin of 15.8%
  - **GAAP EPS of $1.46, Adjusted EPS of $1.55**, up 18% YoY
- **Solid execution** despite macroeconomic challenges.
- **Volume Growth** in Distribution and Energy; flattish in Water.
- **Disciplined pricing** across all segments.


SALES
$587M
$623M
+6% YoY
Q2 2025
Q2 2026
ADJUSTED OPERATING INCOME
$88M
$99M
+12% YoY
Q2 2025
Q2 2026
ADJUSTED EPS
$1.31
$1.55
+18% YoY
Q2 2025
Q2 2026

[1] Non-GAAP financial metrics referenced in this slide include Adjusted Operating Income and Adjusted EPS. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric

Franklin Electric

OUR VALUE CREATION FRAMEWORK

GROWTH ACCELERATION

- ✓ Strong revenue with **all segments growing**
- ✓ Strategy focused on **faster growing markets and regions**
- ✓ Record start to our **New Product Revenue** for 2026 - $10.5M Q2
- ✓ Enhancing and **expanding our channel and adding customers** in our most important markets – Water Treatment $2.2M Q2

RESILIENT MARGINS

- ✓ **Value Acceleration Office** ramping to 100bps productivity
- ✓ New Chief Supply Chain officer – enhanced material productivity
- ✓ Improved **strategic pricing focus,** offset tariffs
- ✓ Consolidation of key business systems

INVESTMENTS & CAPITAL

- ✓ **Key 2025 acquisitions** to support faster growing markets and geographies
- ✓ Healthy funnel with good strategic M&A options
- ✓ **Corporate development** upgraded as a strategic capability focuses on targeted M&A
- ✓ **Consistent dividend growth** for 34 years

TALENT CENTRIC

- ✓ **Key executive adds and internal talent promotions to** strengthen our team
- ✓ Ongoing effort to **enhance our cultural alignment** focused on collaboration and growth
- ✓ **Safety focus** showing our employee commitment

OUR BUSINESS SEGMENTS


13%
31%
56%
$2.212B REVENUE
29%
12%
59%
$287.4M ADJ. OP INCOME
Q2-26 TTM
Water Systems
Distribution
Energy Systems

Q2 2026 Adjusted EPS Performance [1]


$1.46
$0.08
$0.01
$1.55
$1.31
+18%
Q2 2026 Reported EPS
Legal Settlement Loss
Restructuring Expenses
Adjusted Q2 2026 EPS
Adjusted Q2 2025 EPS

"The 18% year over year expansion in adjusted diluted EPS was primarily driven by the expansion in our adjusted operating income year over year, as a result of volume growth above market, price discipline and cost management"


23,150
23,100
23,050

[1] Non-GAAP financial metrics referenced in this slide include Adjusted EPS. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric

Q2 2026 Performance [1]

SALES



$587M
$14M
$15M
$6M
$623M
6% YoY
2%
3%
1%
Q2 2025
Volume/Price
Acquisitions
FX, net
Q2 2026

ADJUSTED OPERATING INCOME



$88M
$19M
($9M)
$99M
12% YoY
15.0%
15.8%
Q2 2025
Gross Profit
SG&A
Q2 2026

Sales of $622.9M increased 6% YoY

- Acquisitions in Water and Distribution largest driver of growth
- Favorable pricing in all three Segments
- Higher volumes in Distribution & Energy Segments

Adj. Operating Income of $98.5M increased 12% YoY

- Gross profit up on higher price and volume and IEEPA tariff refunds, largely offset by material cost headwinds
- Higher SG&A expenses primarily due to acquisition-related costs and FX

[1] Non-GAAP financial metrics referenced in this slide include Adjusted Operating Income. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric

Water Systems Q2 2026 Performance [1]

SALES



$341M
$4M
$7M
$6M
$359M
5% YoY
1%
2%
2%
Q2 2025
Volume/Price
Acquisitions
FX, net
Q2 2026

ADJUSTED OPERATING INCOME



$10M
$62M
($6M)
$66M
6% YoY
18.2%
18.3%
Q2 2025
Gross Profit
SG&A
Q2 2026

Sales of $358.5M increased 5% YoY

- Favorable pricing on nearly similar volumes
- Acquisitions added 2% of growth in Water Treatment and EMEA
- Above market growth in US/CAN Resi/Ag groundwater, Water Treatment & Australia mine dewatering

Adj. Operating Income of $65.6M increased 6% YoY

- Gross profit up on favorable price somewhat offset by higher material costs
- Higher SG&A expenses primarily due to acquisition-related costs and FX

[1] Non-GAAP financial metrics referenced in this slide include Adjusted Operating Income. A reconciliation to comparable U.S. GAAP measures can be found herein.

Distribution Q2 2026 Performance [1]

SALES


$200M
$14M
$8M
$0M
$221M
11%
YoY
7%
4%
0%
Q2 2025
Volume/Price
Acquisitions
FX, net
Q2 2026

ADJUSTED OPERATING INCOME


$16M
$6M
($3M)
$20M
22%
YoY
8.1%
8.9%
Q2 2025
Gross Profit
SG&A
Q2 2026

Sales of $221.1M increased 11% YoY

- Higher volume growth and strong price realization
- Volume growth driven by market share gains and continued momentum on OSI program in a mixed market
- Disproportionate growth in water treatment and wastewater continues to diversify the business

Adj. Operating Income of $19.7M increased 22% YoY

- Gross profit up on volume growth and favorable price realization
- Higher SG&A expenses due to acquisition-related costs and administrative costs, but improved leverage by 60bps

[1] Non-GAAP financial metrics referenced in this slide include Adjusted Operating Income. A reconciliation to comparable U.S. GAAP measures can be found herein.

Energy Q2 2026 Performance [1]

SALES


$78M
$3M
$0M
($0M)
$80M
3% YoY
4%
0%
0%
Q2 2025
Volume/Price
Acquisitions
FX, net
Q2 2026

ADJUSTED OPERATING INCOME


$29M
$4M
($1M)
$32M
11% YoY
37.5%
40.4%
Q2 2025
Gross Profit
SG&A
Q2 2026

Sales of $80.2M increased 3% YoY

- Favorable pricing and higher volumes, particularly in EMEA
- New product sales initiative ahead of target
- Positive YoY order growth and book to bill above 1.0

Adj. Operating Income of $32.4M increased 11% YoY

- Gross profit up on IEEPA tariff refunds and favorable price/cost
- Slightly higher SG&A expenses due to higher payroll and timing of spend

[1] Non-GAAP financial metrics referenced in this slide include Adjusted Operating Income. A reconciliation to comparable U.S. GAAP measures can be found herein.

Balance Sheet and Cash Flow[1]

$97M
Cash Balance

$146M
Net Debt

0.4x
Net Debt to Adjusted EBITDA

0.0M
Shares repurchased in Q2

Free Cash Flow


$14M
$40M
$219M
$196M
2025 YTD
2026 YTD
2025 TTM
2026 TTM

Cash Flow From Operations


$32M
$59M
$258M
$246M
2025 YTD
2026 YTD
2025 TTM
2026 TTM

[1] Non-GAAP financial metrics referenced in this slide include net debt/cash, free cash flow, and net debt to Adjusted EBITDA. A reconciliation to comparable U.S. GAAP measures can be found herein.

2026 Outlook

Franklin Electric



SALES
Updated to
$2.21 to $2.29 Billion
(up MSD)

Adjusted EPS
Updated to
$4.50 to $4.70
(up LDD)

HIGHLIGHTS

- **Continued top line organic growth** despite ongoing soft macroeconomic environment (housing market, interest rates, geopolitical)
- **Solid underlying demand** in core markets, healthy demand trend, solid backlog
- **1H26 Acquisitions** contributing LSD sales growth
- Internal initiatives to **expand margins**
- **Monitoring geopolitical landscape** with robust risk mitigation plans in place
- **Maintaining strong balance sheet** and **deploying capital with max ROIC mindset**
- **Remain confident in our long-term strategy**
- **Mark your calendars for our 1st Investor Day, March 23, 2027 at Nasdaq, New York City.**

LSD = low-single digits, MSD = mid-single digits, HSD = high-single digits, LDD = low-double digits

Franklin Water Systems

Franklin Electric

- We are a **leading manufacturer** of **pumps, motors, drives, and accessories** that **supply, move, and remove water**.
- We have a **global footprint** with **15 manufacturing sites** and a growing **channel network**. Our goal is simple: **think globally, serve locally**.
- Our strategy to expand into **faster-growing markets** is working. We are well positioned to capitalize on **urbanization**, **increased residential builds**, **rising mineral demand**, and the **exponential growth of computing power**.
- We **innovate relentlessly**, combining **deep engineering expertise**, **world-class labs**, and a constant focus on solving tomorrow's challenges.
- We have built **trusted brands** by outperforming in **mission-critical** and **high-growth applications**



Winning Fast Mineral Extraction



Growing in Data Centers



Solving Energy Efficiency



Innovation in Pressure Boosting

RED LION | Little GIANT | BARNES de Colombia | SCHNEIDER MOTOBOMBAS | PIONEER PUMP PERFORMANCE THROUGH INNOVATION | MINETUFF | FPS

End-Market



48%
28%
16%
8%
Residential
Commercial & Industrial
Agriculture
Municipal & Utility

Geography



60%
16%
16%
8%
U.S. / Canada
EMEA
Latin America
APAC

2025 Results: Revenue $1.3B | OI% ~17%

Closing Thoughts

Franklin Electric


EVO
ONE
ONE COMPLETE SYSTEM
AT A PRICE YOU CAN'T IGNORE

- Solid start to 2026, all businesses performing well despite market uncertainty
- Solid backlog and book to bill and a solid 2H outlook



- Confident in sales growth and margin expansion in ‘26
- Mitigation strategies in place to continue to offset tariff and supply chain impacts



- Continued confidence in our long-term strategy
- We are an attractive portfolio with great opportunities to grow



Non-GAAP Reconciliations

Franklin Electric

Non-GAAP Reconciliations

To supplement Franklin Electric's consolidated financial statements presented on a U.S. GAAP basis, the company discloses certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States.

Non-GAAP financial measures may enhance an understanding of the company's operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the company's reconciliations to corresponding U.S. GAAP financial measures (which are included in the tables accompanying this presentation), may enhance an investor's overall understanding of the company's past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning and to monitor business performance. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.

Franklin Electric strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Non-GAAP financial measures used in this presentation include: adjusted diluted EPS, adjusted operating income and margin, net debt/cash, net debt/cash to EBITDA, and free cash flow.

Reconciliation of Non-GAAP Financial Measure

Adjusted Operating Income and Margin
$ in Millions

Operating Income and Margins	For the Second Quarter 2026				
	Water	Energy	Distribution	Other/Elims	Consolidated
GAAP Operating Income / (Loss)	$ 65.2	$ 27.9	$ 19.7	$ (19.2)	$ 93.6
% Operating Income To Net Sales	18.2%	34.8%	8.9%		15.0%
Restructuring, gross of tax	$ 0.4	$ -	$ -	$ -	$ 0.4
Legal Settlement Loss, gross of tax	$ -	$ 4.5	$ -	$ -	$ 4.5
Non-GAAP Adjusted Operating Income / (Loss)	$ 65.6	$ 32.4	$ 19.7	$ (19.2)	$ 98.5
% Adjusted Operating Income to Net Sales	18.3%	40.4%	8.9%		15.8%

Operating Income and Margins	For the Second Quarter 2025				
	Water	Energy	Distribution	Other/Elims	Consolidated
GAAP Operating Income / (Loss)	$ 61.8	$ 29.1	$ 16.1	$ (18.9)	$ 88.1
% Operating Income To Net Sales	18.1%	37.5%	8.1%		15.0%
Restructuring, gross of tax	$ 0.1	$ -	$ -	$ -	$ 0.1
Non-GAAP Adjusted Operating Income / (Loss)	$ 61.9	$ 29.1	$ 16.1	$ (18.9)	$ 88.2
% Adjusted Operating Income to Net Sales	18.2%	37.5%	8.1%		15.0%

Reconciliation of Non-GAAP Financial Measure

Franklin Electric

Adjusted Diluted EPS

$

	For the Second Quarter				
		2026		2025	Change
Diluted Earnings per Share "EPS" (as reported - US GAAP)	**$**	**1.46**	**$**	**1.31**	**11%**
Restructuring	$	0.01	$	-	
Legal Settlement Loss	$	0.08	$	-	
Adjusted Diluted EPS (non-GAAP)	**$**	**1.55**	**$**	**1.31**	**18%**

Reconciliation of Non-GAAP Financial Measure

Franklin Electric

Total Debt to Net Debt (Cash) and Net Debt to Adjusted EBITDA
$ in Millions

	As of December 31, 2025		As of June 30, 2026	
Total debt	$	167	$	243
Less: cash and cash equivalents	$	(100)	$	(97)
Net (cash) debt	$	67	$	146

	Six months ended June 30, 2026		Six months ended June 30, 2025		Twelve months ended December 31, 2025		Twelve months ended June 30, 2026	
Net income	$	101	$	92	$	149	$	158
Depreciation and amortization	$	34	$	30	$	63	$	67
Income tax expense	$	34	$	31	$	46	$	49
Interest expense	$	6	$	5	$	11	$	12
Non-GAAP Adjusted expenses[1]	$	9	$	0	$	56	$	64
Non-GAAP Adjusted EBITDA	$	183	$	158	$	313	$	349
Net debt to Non-GAAP Adjusted EBITDA as of June 30, 2026								0.4

[1] Non-GAAP Adjustments include: restructuring expense, legal settlement loss and pension settlement loss.

Franklin Electric

Reconciliation of Non-GAAP Financial Measure

Operating Cash Flow to Free Cash Flow
$ in Millions

	2026					2025					2026	2025
	Q1	Q2	Q3	Q4	June YTD	Q1	Q2	Q3	Q4	June YTD	TTM	TTM
Cash flows from operating activities	$ (40.9)	$ 99.6			$ 58.7	$ (19.5)	$ 51.5	$ 102.7	$ 84.7	$ 32.0	$ 246.1	$ 258.4
Cash flows from investing activities	$ (9.5)	$ (81.4)			$ (90.9)	$(116.1)	$ (11.2)	$ (9.8)	$(136.1)	$ (127.3)	$ (236.8)	$ (152.7)
Cash flows from financing activities	$ 32.6	$ 3.5			$ 36.1	$ (2.6)	$ (19.5)	$ (90.1)	$ (87.7)	$ (22.1)	$ (141.7)	$ (57.5)
Cash flows from operating activities	$ (40.9)	$ 99.6	$ -	$ -	$ 58.7	$ (19.5)	$ 51.5	$ 102.7	$ 84.7	$ 32.0	$ 246.1	$ 258.4
Capital expenditures	$ (9.5)	$ (10.9)			$ (20.4)	$ (6.8)	$ (11.6)	$ (11.4)	$ (22.3)	$ (18.4)	$ (54.1)	$ (40.7)
Proceeds from sale of property, plant and equipment	$ 0.4	$ 1.0			$ 1.3	$ 0.4	$ 0.3	$ 1.9	$ 0.7	$ 0.7	$ 3.9	$ 1.5
Free cash flow	$ (50.0)	$ 89.7	$ -	$ -	$ 39.7	$ (25.9)	$ 40.2	$ 93.2	$ 63.1	$ 14.3	$ 196.0	$ 219.2

Thank You!

Jennifer Wolfenbarger CFO
Dean Cantrell, Director IR

InvestorRelations@FELE.com

260-824-2900